EXHIBIT 99

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of November 22, 2011

by and among

HORMEL FOODS CORPORATION,

as Borrower,

THE FINANCIAL INSTITUTIONS SIGNATORY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.

and

U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agents

WELLS FARGO SECURITIES, LLC,

J.P. MORGAN SECURITIES LLC

and

U.S. BANK NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 22, 2011 and is by and among

(i)            HORMEL FOODS CORPORATION, a Delaware corporation (the “Borrower”);

(ii)           the financial institutions signatory hereto as lenders; and

(iii)          WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the financial institutions party thereto (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of May 25, 2010 (the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, CoBank, ACB, which is not currently a party to the Credit Agreement (the “New Lender”), wishes to become a Lender under the Credit Agreement with the Commitment set forth opposite its name on Exhibit A hereto.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Amendments to Credit Agreement.  Upon the Effective Date (as defined below):

(a)           The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the table in such definition and replacing it with the following:

Pricing Level	Debt Rating (S&P/Moody’s)	LIBOR Rate Margin	Base Rate Margin	Facility Fee
I	>A/>A2	0.68%	0.0%	0.07%
II	A/A2	0.795%	0.0%	0.08%
III	A-/A3	0.90%	0.0%	0.10%
IV	BBB+/Baa1	1.00%	0.0%	0.125%
V	<BBB+/<Baa1	1.20%	0.20%	0.175%

(b)           The definition of “Excluded Taxes” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “located and” at the end of clause (b) thereof and replacing them with “located,” and deleting the “.” at the conclusion of such definition and replacing it with the following:

, and (d) any U.S. federal withholding Taxes under FATCA.

(c)           The definition of “Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows (and such definition shall supersede the definition of “Lenders” in the introductory paragraph of the Credit Agreement):

“Lender” means a financial institution identified on Schedule 1.1 hereto and any other financial institution which becomes a party to this Agreement pursuant to the terms hereof.

(d)           The definition of “Loan Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means, collectively, this Agreement, each Note, and each other document, instrument, certificate and agreement executed and delivered by the Borrower in favor of or provided to the Administrative Agent in connection with this Agreement or otherwise referred to herein or contemplated hereby (including all amendments to this Agreement), all as may be amended, restated, supplemented or otherwise modified from time to time.

(e)           The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the earliest to occur of (a) November 22, 2016, (b) the date of termination of the entire Commitment by the Borrower pursuant to Section 2.4, or (c) the date of termination of the Commitment pursuant to Section 8.2(a).

(f)            Section 1.1 of the Credit Agreement is hereby amended by adding thereto in their proper alphabetical order the following new definitions:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Participant Register” has the meaning assigned thereto in Section 10.10(d)(iii).

(g)           Section 3.11(e) of the Credit Agreement is hereby amended by adding to the end thereof the following new paragraph:

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)           Section 3.11 of the Credit Agreement is hereby amended by adding new paragraphs (h) and (i) as follows:

(h)           FATCA.  If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this Section 3.11(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(i)            Lender Indemnity of Agent.  Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.10(d)(iii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (i).

(i)            Section 5.11 of the Credit Agreement is hereby amended by deleting the reference therein to “October 25, 2009” and replacing it with a reference to “October 31, 2010”.

(j)            Section 10.10(c) of the Credit Agreement is hereby deleted and replaced with the following:

(c)           Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in San Francisco, California, a copy of each Assignment and Assumption and each Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.

(k)           Section 10.10(d) of the Credit Agreement is hereby amended by adding to the end thereof the following new clause (iii):

(iii)          Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other Obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, or its other Obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(l)            Schedule 1.1 of the Credit Agreement is hereby deleted and replaced with the form of Schedule 1.1 attached hereto as Exhibit A.

2.             New Lender.  The New Lender hereby agrees that, as of the Effective Date, it shall become a “Lender” under the Credit Agreement, as amended hereby, with all the rights and duties of a “Lender” thereunder and with a Commitment in the amount specified opposite its name on Exhibit A hereto.

3.             Representations and Warranties.  The Borrower hereby represents and warrants that:

(a)           The representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct as of such earlier date.

(b)           Since October 31, 2010, there has been no material adverse change in the properties, business, operations, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.

(c)           No Default or Event of Default has occurred and is continuing as of the date hereof.

4.             Effectiveness.  This Amendment is a Loan Document and shall become effective upon the date (the “Effective Date”) of the satisfaction of all of the following conditions:

(a)           the execution and delivery hereof by the Borrower, the Administrative Agent and each of the financial institutions identified on the signature pages hereto;

(b)           the execution and delivery of an Exiting Lender Consent, in form and substance reasonably satisfactory to the Administrative Agent, by the Borrower, the Administrative Agent and each “Lender” under the Credit Agreement as in effect immediately prior hereto which is not identified as a Lender with a Commitment on Exhibit A hereto (each an “Exiting Lender”);

(c)           all outstanding principal, interest, fees and other amounts under the Credit Agreement (including, without limitation, all such amounts owing to each Exiting Lender) having been repaid in full on the Effective Date (it being understood that such repayment may be made out of the proceeds of the Loans made on the Effective Date by the financial institutions party hereto in accordance with their new Commitment Percentages giving effect to this Amendment); and

(d)           the Administrative Agent shall have received (i)  favorable opinions of internal counsel of the Borrower and of Faegre & Benson LLP, special outside counsel to the Borrower, each addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Administrative Agent shall reasonably request and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrower, this Amendment or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

5.             References.  Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

6.             No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

7.             Counterparts.  This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

8.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

9.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

HORMEL FOODS CORPORATION,
as Borrower

By:	/s/ Roland G. Gentzler
Name: Roland G. Gentzler
Title: Vice President, Finance & Treasurer

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
Lender

By:	/s/ Peter Kiedrowski
Name: Peter Kiedrowski
Title: Director

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Richard Barritt
Name: Richard Barritt
Title: Associate

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ludmila Yakovlev
Name: Ludmila Yakovlev
Title: Assistant Vice President

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

COBANK, ACB,
as a Lender

By:	/s/ Rick J. Metzger
Name: Rick J. Metzger
Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

FARM CREDIT SERVICES OF MID-AMERICA, PCA,
as a Lender

By:	/s/ Ralph M. Bowman
Name: Ralph M. Bowman
Title: Vice President — Capital Markets

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Chas McDonell
Name: Chas McDonell
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Molly Drennan
Name: Molly Drennan
Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Hormel Foods Corporation)]

EXHIBIT A

Schedule 1.1

Commitments

Wells Fargo Bank, National Association	$60,000,000
JPMorgan Chase Bank, N.A.	$60,000,000
U.S. Bank National Association	$60,000,000
CoBank, ACB	$40,000,000
Farm Credit Services of Mid-America	$30,000,000
Bank of America, N.A.	$25,000,000
The Northern Trust Company	$25,000,000
TOTAL	$300,000,000